                               [E-P LOGO]

                          EAGLE-PICHER INDUSTRIES, INC.
                                580 WALNUT STREET
                               CINCINNATI, OH 45202

                                                     February 18, 1998

Mr. Carroll D. Curless
2117 Beechcreek Lane
Cincinnati, Ohio 45233

Dear Bud:

        As the closing date for the merger of Eagle-Picher Industries, Inc. (the "Company") with an affiliate of Granaria Holdings B.V. (the "Buyer") approaches, the Company and the Buyer have reviewed the Company's Short Term Sale Program (the "Program") in light of the actual terms of the acquisition. As you will recall, the Program was implemented in August 1997 in order to provide an incentive to senior management to pursue a sale of the Company on favorable terms and to promote a successful transition to new ownership. At the time the Program was designed, the structure of the acquisition was unknown, so the Program was written in general and flexible terms. As the specific terms of the acquisition are being finalized, the Company's Board of Directors and the Compensation Committee have concluded that two relatively minor changes to the Program would be of substantial benefit to the Company and the Buyer. This letter describes the changes to the Program, and asks you to agree and consent to those changes implemented in the amendments set forth in Sections 1, 2, and 3 below.

        The changes to the Program would affect the initial half of the Stay Put Bonus and the Sale Incentive Bonus, each of which is payable following a Change in Control and if certain other conditions are met, as specified in the Letter Agreement dated August 5, 1997 between the Company and you (the "August 1997 Letter") and in the Company's Sale Incentive Bonus Plan (the "Plan"). The changes would require that, if the initial half of the Stay Put Bonus and/or the Sale Incentive Bonus otherwise become payable upon a Change in Control in accordance with the August 1997 Letter and the Plan, such awards would be paid out only if you continue to be employed by the Company for 30 days after the Change in Control; you would be subject to a risk of forfeiture of these awards during the 30-day period, but only if you voluntarily terminate your employment with the Company or if the Company terminates your employment for Cause (as defined in the August 1997 Letter and Plan). These continued service terms are in effect the same as those that apply during the two-year period following the Change in Control as a condition to earning the remainder of the Stay Put Bonus. Under the current terms of the August 1997 Letter and the Plan, the initial half of the Stay Put Bonus would become payable ten days after the Change in Control, and the Sale Incentive Bonus would become payable promptly following the Committee's determination of the "Present Value After-Tax Proceeds" of the transaction to the Company's shareholder. You also would earn the initial half of the Stay Put Bonus if no Change in Control occurs before June 30, 1998 and other conditions are met, which right is unaffected by the amendments set forth in this letter agreement.

        At present, it appears that the Committee will be unable to make a final determination of the amount of "Present Value After-Tax Proceeds" for a period of time following the expected closing date, until certain tax issues raised in an IRS audit can be resolved. In consideration of your agreement to the changes proposed herein, the Committee hereby commits that it will make a good faith determination as to the extent of the Sale Incentive Bonus not in issue as a result of such audit, and pay such amount upon the completion of the 30-day period and in accordance with the August 1997 Letter and Plan, as amended by this letter agreement. A final amount, if any, will be paid promptly following the conclusion of the IRS audit.

1. AMENDMENT TO AUGUST 1997 LETTER. The August 1997 Letter is hereby amended by adding, at the end of Section 1(a) (captioned "Initial Stay Put Bonus"), the following:

        Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined in Section 1(b) below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Initial Stay Put Bonus will be paid to you by the Company on the 30th day following the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined in Section 1(b) below), prior to such date; in the event of such a voluntary termination by you or involuntary termination for Cause prior to the end of such 30-day period, your Initial Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Initial Stay Put Bonus, if any, will be paid to you by the Company on the 30th day following the Change in Control.

2. AMENDMENT TO THE PLAN. Section 4 of the Plan (captioned "Sale Incentive Bonus"), the terms of which are incorporated into the August 1997 Letter, has been amended to add the following language at the end of the current provision:

        Notwithstanding the foregoing, in the event the Participant is offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Sale Incentive Bonus will be payable by the Company not earlier than the 30th day following the Change in Control provided the Participant has not voluntarily terminated his or her employment with the New Employer (regardless of whether the Participant was then eligible to receive retirement benefits), or been involuntarily terminated for Cause, prior to the end of such 30-day period; in the event of such a voluntary termination by the Participant or involuntary termination for Cause prior to the end of such 30-day period, the Participant's Sale Incentive Bonus will be forfeited. In the event such Participant's employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than the

        Participant's voluntary termination of employment or involuntary termination of employment for Cause, the Participant's Sale Incentive Bonus, if any, will be paid by the Company on the later of the 30th day following the Change in Control or the date such Sale Incentive Bonus otherwise would be payable under the second sentence of this Section 4. For purposes of this Plan, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to the Participant immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to the Participant immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than the Participant's salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from the Participant's principal place of employment immediately prior to the Change in Control.

Section 5(i) of the Plan has been amended to add the following language at the end of the current provision:

        The Plan has been amended by the Board, and such amendment approved by the Trust as the Company's sole shareholder (including for purposes of Section 280G(b)(5) of the Internal Revenue Code), effective as of February 18, 1998.

3. INTERPRETATION OF PROVISIONS OF THE AUGUST 1997 LETTER, THE PLAN, AND THIS LETTER AGREEMENT. For purposes of the August 1997 Letter, the Plan, and this letter agreement, termination of your employment due to death or disability after the Change in Control will not constitute a voluntary termination of employment by you or an involuntary termination of employment by the Company for Cause, and termination of your employment by you for "Good Reason," as defined in the Employment Agreement between you and the Company, will not constitute a voluntary termination of employment by you. Except as specifically amended by this letter agreement, the provisions of the August 1997 Letter and the Plan remain in full force and effect.

                                      * * *

        Please acknowledge your agreement with the terms of Sections 1, 2, and 3 of this letter, and your consent to the modification of the August 1997 Letter and to your rights under the Plan effected hereby, by signing your name in the space provided below and faxing or otherwise returning a copy of this letter to Tom Petry so that it is received not later than the close of business on Friday, February 20, 1998. If you fax the letter, please promptly send the executed copy by overnight delivery service to Tom Petry. If you have any questions concerning this letter, the August 1997 Letter or the Plan, or need copies of the earlier documents, please contact Dave Evans at 513-629-2529.

                                               Sincerely yours,

                                               Eagle-Picher Industries, Inc.

                                                   /s/ DARIUS W. GASKINS, JR.
                                                   ---------------------------
                                                By: Darius W. Gaskins, Jr.
                                                    Chairman of the Compensation
                                                    Committee

Acknowledged, Agreed and Consented to:

/s/ CARROLL D. CURLESS
---------------------------------------
Carroll D. Curless

Date: Feb. 22, 1998
----------------------------------

                                 [E-P LOGO]
                          EAGLE-PICHER INDUSTRIES, INC.
                                580 WALNUT STREET
                               CINCINNATI, OH 45202

                                                     February 18, 1998

Mr. David N. Hall
8200 Brill Road
Cincinnati, Ohio 45243

Dear Dave:

        As the closing date for the merger of Eagle-Picher Industries, Inc. (the "Company") with an affiliate of Granaria Holdings B.V. (the "Buyer") approaches, the Company and the Buyer have reviewed the Company's Short Term Sale Program (the "Program") in light of the actual terms of the acquisition. As you will recall, the Program was implemented in August 1997 in order to provide an incentive to senior management to pursue a sale of the Company on favorable terms and to promote a successful transition to new ownership. At the time the Program was designed, the structure of the acquisition was unknown, so the Program was written in general and flexible terms. As the specific terms of the acquisition are being finalized, the Company's Board of Directors and the Compensation Committee have concluded that two relatively minor changes to the Program would be of substantial benefit to the Company and the Buyer. This letter describes the changes to the Program, and asks you to agree and consent to those changes implemented in the amendments set forth in Sections 1, 2, and 3 below.

        The changes to the Program would affect the initial half of the Stay Put Bonus and the Sale Incentive Bonus, each of which is payable following a Change in Control and if certain other conditions are met, as specified in the Letter Agreement dated August 5, 1997 between the Company and you (the "August 1997 Letter") and in the Company's Sale Incentive Bonus Plan (the "Plan"). The changes would require that, if the initial half of the Stay Put Bonus and/or the Sale Incentive Bonus otherwise become payable upon a Change in Control in accordance with the August 1997 Letter and the Plan, such awards would be paid out only if you continue to be employed by the Company for 30 days after the Change in Control; you would be subject to a risk of forfeiture of these awards during the 30-day period, but only if you voluntarily terminate your employment with the Company or if the Company terminates your employment for Cause (as defined in the August 1997 Letter and Plan). These continued service terms are in effect the same as those that apply during the two-year period following the Change in Control as a condition to earning the remainder of the Stay Put Bonus. Under the current terms of the August 1997 Letter and the Plan, the initial half of the Stay Put Bonus would become payable ten days after the Change in Control, and the Sale Incentive Bonus would become payable promptly following the Committee's determination of the "Present Value After-Tax Proceeds" of the transaction to the Company's shareholder. You also would earn the initial half of the Stay Put Bonus if no Change in Control occurs before June 30, 1998 and other conditions are met, which right is unaffected by the amendments set forth in this letter agreement.

        At present, it appears that the Committee will be unable to make a final determination of the amount of "Present Value After-Tax Proceeds" for a period of time following the expected closing date, until certain tax issues raised in an IRS audit can be resolved. In consideration of your agreement to the changes proposed herein, the Committee hereby commits that it will make a good faith determination as to the extent of the Sale Incentive Bonus not in issue as a result of such audit, and pay such amount upon the completion of the 30-day period and in accordance with the August 1997 Letter and Plan, as amended by this letter agreement. A final amount, if any, will be paid promptly following the conclusion of the IRS audit.

1. AMENDMENT TO AUGUST 1997 LETTER. The August 1997 Letter is hereby amended by adding, at the end of Section 1(a) (captioned "Initial Stay Put Bonus"), the following:

        Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined in Section 1(b) below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Initial Stay Put Bonus will be paid to you by the Company on the 30th day following the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined in Section 1(b) below), prior to such date; in the event of such a voluntary termination by you or involuntary termination for Cause prior to the end of such 30-day period, your Initial Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Initial Stay Put Bonus, if any, will be paid to you by the Company on the 30th day following the Change in Control.

2. AMENDMENT TO THE PLAN. Section 4 of the Plan (captioned "Sale Incentive Bonus"), the terms of which are incorporated into the August 1997 Letter, has been amended to add the following language at the end of the current provision:

        Notwithstanding the foregoing, in the event the Participant is offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Sale Incentive Bonus will be payable by the Company not earlier than the 30th day following the Change in Control provided the Participant has not voluntarily terminated his or her employment with the New Employer (regardless of whether the Participant was then eligible to receive retirement benefits), or been involuntarily terminated for Cause, prior to the end of such 30-day period; in the event of such a voluntary termination by the Participant or involuntary termination for Cause prior to the end of such 30-day period, the Participant's Sale Incentive Bonus will be forfeited. In the event such Participant's employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than the

        Participant's voluntary termination of employment or involuntary termination of employment for Cause, the Participant's Sale Incentive Bonus, if any, will be paid by the Company on the later of the 30th day following the Change in Control or the date such Sale Incentive Bonus otherwise would be payable under the second sentence of this Section 4. For purposes of this Plan, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to the Participant immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to the Participant immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than the Participant's salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from the Participant's principal place of employment immediately prior to the Change in Control.

Section 5(i) of the Plan has been amended to add the following language at the end of the current provision:

        The Plan has been amended by the Board, and such amendment approved by the Trust as the Company's sole shareholder (including for purposes of Section 280G(b)(5) of the Internal Revenue Code), effective as of February 18, 1998.

3. INTERPRETATION OF PROVISIONS OF THE AUGUST 1997 LETTER, THE PLAN, AND THIS LETTER AGREEMENT. For purposes of the August 1997 Letter, the Plan, and this letter agreement, termination of your employment due to death or disability after the Change in Control will not constitute a voluntary termination of employment by you or an involuntary termination of employment by the Company for Cause, and termination of your employment by you for "Good Reason," as defined in the Employment Agreement between you and the Company, will not constitute a voluntary termination of employment by you. Except as specifically amended by this letter agreement, the provisions of the August 1997 Letter and the Plan remain in full force and effect.

                                      * * *

        Please acknowledge your agreement with the terms of Sections 1, 2, and 3 of this letter, and your consent to the modification of the August 1997 Letter and to your rights under the Plan effected hereby, by signing your name in the space provided below and faxing or otherwise returning a copy of this letter to Tom Petry so that it is received not later than the close of business on Friday, February 20, 1998. If you fax the letter, please promptly send the executed copy by overnight delivery service to Tom Petry. If you have any questions concerning this letter, the August 1997 Letter or the Plan, or need copies of the earlier documents, please contact Dave Evans at 513-629-2529.

                                               Sincerely yours,

                                               Eagle-Picher Industries, Inc.

                                                   /s/ DARIUS W. GASKINS, JR.
                                                   ---------------------------
                                                By: Darius W. Gaskins, Jr.
                                                    Chairman of the Compensation
                                                    Committee

Acknowledged, Agreed and Consented to:

/s/ DAVID N. HALL
---------------------------------------
David N. Hall

Date: February 20, 1998
----------------------------------

                               [E-P LOGO]

                          EAGLE-PICHER INDUSTRIES, INC.
                                580 WALNUT STREET
                               CINCINNATI, OH 45202

                                                     February 18, 1998

Mr. Thomas E. Petry
Four Lexington Circle
Terrace Park, Ohio 45174

Dear Tom:

        As the closing date for the merger of Eagle-Picher Industries, Inc. (the "Company") with an affiliate of Granaria Holdings B.V. (the "Buyer") approaches, the Company and the Buyer have reviewed the Company's Short Term Sale Program (the "Program") in light of the actual terms of the acquisition. As you will recall, the Program was implemented in August 1997 in order to provide an incentive to senior management to pursue a sale of the Company on favorable terms and to promote a successful transition to new ownership. At the time the Program was designed, the structure of the acquisition was unknown, so the Program was written in general and flexible terms. As the specific terms of the acquisition are being finalized, the Company's Board of Directors and the Compensation Committee have concluded that two relatively minor changes to the Program would be of substantial benefit to the Company and the Buyer. This letter describes the changes to the Program, and asks you to agree and consent to those changes implemented in the amendments set forth in Sections 1, 2, and 3 below.

        The changes to the Program would affect the initial half of the Stay Put Bonus and the Sale Incentive Bonus, each of which is payable following a Change in Control and if certain other conditions are met, as specified in the Letter Agreement dated August 5, 1997 between the Company and you (the "August 1997 Letter") and in the Company's Sale Incentive Bonus Plan (the "Plan"). The changes would require that, if the initial half of the Stay Put Bonus and/or the Sale Incentive Bonus otherwise become payable upon a Change in Control in accordance with the August 1997 Letter and the Plan, such awards would be paid out only if you continue to be employed by the Company for 30 days after the Change in Control; you would be subject to a risk of forfeiture of these awards during the 30-day period, but only if you voluntarily terminate your employment with the Company or if the Company terminates your employment for Cause (as defined in the August 1997 Letter and Plan). These continued service terms are in effect the same as those that apply during the two-year period following the Change in Control as a condition to earning the remainder of the Stay Put Bonus. Under the current terms of the August 1997 Letter and the Plan, the initial half of the Stay Put Bonus would become payable ten days after the Change in Control, and the Sale Incentive Bonus would become payable promptly following the Committee's determination of the "Present Value After-Tax Proceeds" of the transaction to the Company's shareholder. You also would earn the initial half of the Stay Put Bonus if no Change in Control occurs before June 30, 1998 and other conditions are met, which right is unaffected by the amendments set forth in this letter agreement.

        At present, it appears that the Committee will be unable to make a final determination of the amount of "Present Value After-Tax Proceeds" for a period of time following the expected closing date, until certain tax issues raised in an IRS audit can be resolved. In consideration of your agreement to the changes proposed herein, the Committee hereby commits that it will make a good faith determination as to the extent of the Sale Incentive Bonus not in issue as a result of such audit, and pay such amount upon the completion of the 30-day period and in accordance with the August 1997 Letter and Plan, as amended by this letter agreement. A final amount, if any, will be paid promptly following the conclusion of the IRS audit.

1. AMENDMENT TO AUGUST 1997 LETTER. The August 1997 Letter is hereby amended by adding, at the end of Section 1(a) (captioned "Initial Stay Put Bonus"), the following:

        Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined in Section 1(b) below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Initial Stay Put Bonus will be paid to you by the Company on the 30th day following the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined in Section 1(b) below), prior to such date; in the event of such a voluntary termination by you or involuntary termination for Cause prior to the end of such 30-day period, your Initial Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Initial Stay Put Bonus, if any, will be paid to you by the Company on the 30th day following the Change in Control.

2. AMENDMENT TO THE PLAN. Section 4 of the Plan (captioned "Sale Incentive Bonus"), the terms of which are incorporated into the August 1997 Letter, has been amended to add the following language at the end of the current provision:

        Notwithstanding the foregoing, in the event the Participant is offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Sale Incentive Bonus will be payable by the Company not earlier than the 30th day following the Change in Control provided the Participant has not voluntarily terminated his or her employment with the New Employer (regardless of whether the Participant was then eligible to receive retirement benefits), or been involuntarily terminated for Cause, prior to the end of such 30-day period; in the event of such a voluntary termination by the Participant or involuntary termination for Cause prior to the end of such 30-day period, the Participant's Sale Incentive Bonus will be forfeited. In the event such Participant's employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than the

        Participant's voluntary termination of employment or involuntary termination of employment for Cause, the Participant's Sale Incentive Bonus, if any, will be paid by the Company on the later of the 30th day following the Change in Control or the date such Sale Incentive Bonus otherwise would be payable under the second sentence of this Section 4. For purposes of this Plan, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to the Participant immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to the Participant immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than the Participant's salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from the Participant's principal place of employment immediately prior to the Change in Control.

Section 5(i) of the Plan has been amended to add the following language at the end of the current provision:

        The Plan has been amended by the Board, and such amendment approved by the Trust as the Company's sole shareholder (including for purposes of Section 280G(b)(5) of the Internal Revenue Code), effective as of February 18, 1998.

3. INTERPRETATION OF PROVISIONS OF THE AUGUST 1997 LETTER, THE PLAN, AND THIS LETTER AGREEMENT. For purposes of the August 1997 Letter, the Plan, and this letter agreement, termination of your employment due to death or disability after the Change in Control will not constitute a voluntary termination of employment by you or an involuntary termination of employment by the Company for Cause, and termination of your employment by you for "Good Reason," as defined in the Employment Agreement between you and the Company, will not constitute a voluntary termination of employment by you. Except as specifically amended by this letter agreement, the provisions of the August 1997 Letter and the Plan remain in full force and effect.

                                      * * *

        Please acknowledge your agreement with the terms of Sections 1, 2, and 3 of this letter, and your consent to the modification of the August 1997 Letter and to your rights under the Plan effected hereby, by signing your name in the space provided below and faxing or otherwise returning a copy of this letter to Tom Petry so that it is received not later than the close of business on Friday, February 20, 1998. If you fax the letter, please promptly send the executed copy by overnight delivery service to Tom Petry. If you have any questions concerning this letter, the August 1997 Letter or the Plan, or need copies of the earlier documents, please contact Dave Evans at 513-629-2529.

                                               Sincerely yours,

                                               Eagle-Picher Industries, Inc.

                                                   /s/ DARIUS W. GASKINS, JR.
                                                   ---------------------------
                                                By: Darius W. Gaskins, Jr.
                                                    Chairman of the Compensation
                                                    Committee

Acknowledged, Agreed and Consented to:

/s/ THOMAS E. PETRY
---------------------------------------
Thomas E. Petry

Date: 2-19-98
----------------------------------

                               [E-P LOGO]

                          EAGLE-PICHER INDUSTRIES, INC.
                                580 WALNUT STREET
                               CINCINNATI, OH 45202

                                                     February 18, 1998

Mr. James A. Ralston
2486 Royalview Court
Cincinnati, Ohio 45244

Dear Jim:

        As the closing date for the merger of Eagle-Picher Industries, Inc. (the "Company") with an affiliate of Granaria Holdings B.V. (the "Buyer") approaches, the Company and the Buyer have reviewed the Company's Short Term Sale Program (the "Program") in light of the actual terms of the acquisition. As you will recall, the Program was implemented in August 1997 in order to provide an incentive to senior management to pursue a sale of the Company on favorable terms and to promote a successful transition to new ownership. At the time the Program was designed, the structure of the acquisition was unknown, so the Program was written in general and flexible terms. As the specific terms of the acquisition are being finalized, the Company's Board of Directors and the Compensation Committee have concluded that two relatively minor changes to the Program would be of substantial benefit to the Company and the Buyer. This letter describes the changes to the Program, and asks you to agree and consent to those changes implemented in the amendments set forth in Sections 1, 2, and 3 below.

        The changes to the Program would affect the initial half of the Stay Put Bonus and the Sale Incentive Bonus, each of which is payable following a Change in Control and if certain other conditions are met, as specified in the Letter Agreement dated August 5, 1997 between the Company and you (the "August 1997 Letter") and in the Company's Sale Incentive Bonus Plan (the "Plan"). The changes would require that, if the initial half of the Stay Put Bonus and/or the Sale Incentive Bonus otherwise become payable upon a Change in Control in accordance with the August 1997 Letter and the Plan, such awards would be paid out only if you continue to be employed by the Company for 30 days after the Change in Control; you would be subject to a risk of forfeiture of these awards during the 30-day period, but only if you voluntarily terminate your employment with the Company or if the Company terminates your employment for Cause (as defined in the August 1997 Letter and Plan). These continued service terms are in effect the same as those that apply during the two-year period following the Change in Control as a condition to earning the remainder of the Stay Put Bonus. Under the current terms of the August 1997 Letter and the Plan, the initial half of the Stay Put Bonus would become payable ten days after the Change in Control, and the Sale Incentive Bonus would become payable promptly following the Committee's determination of the "Present Value After-Tax Proceeds" of the transaction to the Company's shareholder. You also would earn the initial half of the Stay Put Bonus if no Change in Control occurs before June 30, 1998 and other conditions are met, which right is unaffected by the amendments set forth in this letter agreement.

        At present, it appears that the Committee will be unable to make a final determination of the amount of "Present Value After-Tax Proceeds" for a period of time following the expected closing date, until certain tax issues raised in an IRS audit can be resolved. In consideration of your agreement to the changes proposed herein, the Committee hereby commits that it will make a good faith determination as to the extent of the Sale Incentive Bonus not in issue as a result of such audit, and pay such amount upon the completion of the 30-day period and in accordance with the August 1997 Letter and Plan, as amended by this letter agreement. A final amount, if any, will be paid promptly following the conclusion of the IRS audit.

1. AMENDMENT TO AUGUST 1997 LETTER. The August 1997 Letter is hereby amended by adding, at the end of Section 1(a) (captioned "Initial Stay Put Bonus"), the following:

        Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined in Section 1(b) below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Initial Stay Put Bonus will be paid to you by the Company on the 30th day following the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined in Section 1(b) below), prior to such date; in the event of such a voluntary termination by you or involuntary termination for Cause prior to the end of such 30-day period, your Initial Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Initial Stay Put Bonus, if any, will be paid to you by the Company on the 30th day following the Change in Control.

2. AMENDMENT TO THE PLAN. Section 4 of the Plan (captioned "Sale Incentive Bonus"), the terms of which are incorporated into the August 1997 Letter, has been amended to add the following language at the end of the current provision:

        Notwithstanding the foregoing, in the event the Participant is offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Sale Incentive Bonus will be payable by the Company not earlier than the 30th day following the Change in Control provided the Participant has not voluntarily terminated his or her employment with the New Employer (regardless of whether the Participant was then eligible to receive retirement benefits), or been involuntarily terminated for Cause, prior to the end of such 30-day period; in the event of such a voluntary termination by the Participant or involuntary termination for Cause prior to the end of such 30-day period, the Participant's Sale Incentive Bonus will be forfeited. In the event such Participant's employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than the

        Participant's voluntary termination of employment or involuntary termination of employment for Cause, the Participant's Sale Incentive Bonus, if any, will be paid by the Company on the later of the 30th day following the Change in Control or the date such Sale Incentive Bonus otherwise would be payable under the second sentence of this Section 4. For purposes of this Plan, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to the Participant immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to the Participant immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than the Participant's salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from the Participant's principal place of employment immediately prior to the Change in Control.

Section 5(i) of the Plan has been amended to add the following language at the end of the current provision:

        The Plan has been amended by the Board, and such amendment approved by the Trust as the Company's sole shareholder (including for purposes of Section 280G(b)(5) of the Internal Revenue Code), effective as of February 18, 1998.

3. INTERPRETATION OF PROVISIONS OF THE AUGUST 1997 LETTER, THE PLAN, AND THIS LETTER AGREEMENT. For purposes of the August 1997 Letter, the Plan, and this letter agreement, termination of your employment due to death or disability after the Change in Control will not constitute a voluntary termination of employment by you or an involuntary termination of employment by the Company for Cause, and termination of your employment by you for "Good Reason," as defined in the Employment Agreement between you and the Company, will not constitute a voluntary termination of employment by you. Except as specifically amended by this letter agreement, the provisions of the August 1997 Letter and the Plan remain in full force and effect.

                                      * * *

        Please acknowledge your agreement with the terms of Sections 1, 2, and 3 of this letter, and your consent to the modification of the August 1997 Letter and to your rights under the Plan effected hereby, by signing your name in the space provided below and faxing or otherwise returning a copy of this letter to Tom Petry so that it is received not later than the close of business on Friday, February 20, 1998. If you fax the letter, please promptly send the executed copy by overnight delivery service to Tom Petry. If you have any questions concerning this letter, the August 1997 Letter or the Plan, or need copies of the earlier documents, please contact Dave Evans at 513-629-2529.

                                               Sincerely yours,

                                               Eagle-Picher Industries, Inc.

                                                   /s/ DARIUS W. GASKINS, JR.
                                                   ---------------------------
                                                By: Darius W. Gaskins, Jr.
                                                    Chairman of the Compensation
                                                    Committee

Acknowledged, Agreed and Consented to:

/s/ JAMES A. RALSTON
---------------------------------------
James A. Ralston

Date: Feb. 19, 1998
----------------------------------

                               [E-P LOGO]

                          EAGLE-PICHER INDUSTRIES, INC.
                                580 WALNUT STREET
                               CINCINNATI, OH 45202

                                                     February 18, 1998

Mr. Andries Ruijssenaars
3021 Ononta Avenue
Cincinnati, Ohio 45226

Dear Andries:

        As the closing date for the merger of Eagle-Picher Industries, Inc. (the "Company") with an affiliate of Granaria Holdings B.V. (the "Buyer") approaches, the Company and the Buyer have reviewed the Company's Short Term Sale Program (the "Program") in light of the actual terms of the acquisition. As you will recall, the Program was implemented in August 1997 in order to provide an incentive to senior management to pursue a sale of the Company on favorable terms and to promote a successful transition to new ownership. At the time the Program was designed, the structure of the acquisition was unknown, so the Program was written in general and flexible terms. As the specific terms of the acquisition are being finalized, the Company's Board of Directors and the Compensation Committee have concluded that two relatively minor changes to the Program would be of substantial benefit to the Company and the Buyer. This letter describes the changes to the Program, and asks you to agree and consent to those changes implemented in the amendments set forth in Sections 1, 2, and 3 below.

        The changes to the Program would affect the initial half of the Stay Put Bonus and the Sale Incentive Bonus, each of which is payable following a Change in Control and if certain other conditions are met, as specified in the Letter Agreement dated August 5, 1997 between the Company and you (the "August 1997 Letter") and in the Company's Sale Incentive Bonus Plan (the "Plan"). The changes would require that, if the initial half of the Stay Put Bonus and/or the Sale Incentive Bonus otherwise become payable upon a Change in Control in accordance with the August 1997 Letter and the Plan, such awards would be paid out only if you continue to be employed by the Company for 30 days after the Change in Control; you would be subject to a risk of forfeiture of these awards during the 30-day period, but only if you voluntarily terminate your employment with the Company or if the Company terminates your employment for Cause (as defined in the August 1997 Letter and Plan). These continued service terms are in effect the same as those that apply during the two-year period following the Change in Control as a condition to earning the remainder of the Stay Put Bonus. Under the current terms of the August 1997 Letter and the Plan, the initial half of the Stay Put Bonus would become payable ten days after the Change in Control, and the Sale Incentive Bonus would become payable promptly following the Committee's determination of the "Present Value After-Tax Proceeds" of the transaction to the Company's shareholder. You also would earn the initial half of the Stay Put Bonus if no Change in Control occurs before June 30, 1998 and other conditions are met, which right is unaffected by the amendments set forth in this letter agreement.

        At present, it appears that the Committee will be unable to make a final determination of the amount of "Present Value After-Tax Proceeds" for a period of time following the expected closing date, until certain tax issues raised in an IRS audit can be resolved. In consideration of your agreement to the changes proposed herein, the Committee hereby commits that it will make a good faith determination as to the extent of the Sale Incentive Bonus not in issue as a result of such audit, and pay such amount upon the completion of the 30-day period and in accordance with the August 1997 Letter and Plan, as amended by this letter agreement. A final amount, if any, will be paid promptly following the conclusion of the IRS audit.

1. AMENDMENT TO AUGUST 1997 LETTER. The August 1997 Letter is hereby amended by adding, at the end of Section 1(a) (captioned "Initial Stay Put Bonus"), the following:

        Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined in Section 1(b) below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Initial Stay Put Bonus will be paid to you by the Company on the 30th day following the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined in Section 1(b) below), prior to such date; in the event of such a voluntary termination by you or involuntary termination for Cause prior to the end of such 30-day period, your Initial Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Initial Stay Put Bonus, if any, will be paid to you by the Company on the 30th day following the Change in Control.

2. AMENDMENT TO THE PLAN. Section 4 of the Plan (captioned "Sale Incentive Bonus"), the terms of which are incorporated into the August 1997 Letter, has been amended to add the following language at the end of the current provision:

        Notwithstanding the foregoing, in the event the Participant is offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Sale Incentive Bonus will be payable by the Company not earlier than the 30th day following the Change in Control provided the Participant has not voluntarily terminated his or her employment with the New Employer (regardless of whether the Participant was then eligible to receive retirement benefits), or been involuntarily terminated for Cause, prior to the end of such 30-day period; in the event of such a voluntary termination by the Participant or involuntary termination for Cause prior to the end of such 30-day period, the Participant's Sale Incentive Bonus will be forfeited. In the event such Participant's employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than the

        Participant's voluntary termination of employment or involuntary termination of employment for Cause, the Participant's Sale Incentive Bonus, if any, will be paid by the Company on the later of the 30th day following the Change in Control or the date such Sale Incentive Bonus otherwise would be payable under the second sentence of this Section 4. For purposes of this Plan, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to the Participant immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to the Participant immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than the Participant's salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from the Participant's principal place of employment immediately prior to the Change in Control.

Section 5(i) of the Plan has been amended to add the following language at the end of the current provision:

        The Plan has been amended by the Board, and such amendment approved by the Trust as the Company's sole shareholder (including for purposes of Section 280G(b)(5) of the Internal Revenue Code), effective as of February 18, 1998.

3. INTERPRETATION OF PROVISIONS OF THE AUGUST 1997 LETTER, THE PLAN, AND THIS LETTER AGREEMENT. For purposes of the August 1997 Letter, the Plan, and this letter agreement, termination of your employment due to death or disability after the Change in Control will not constitute a voluntary termination of employment by you or an involuntary termination of employment by the Company for Cause, and termination of your employment by you for "Good Reason," as defined in the Employment Agreement between you and the Company, will not constitute a voluntary termination of employment by you. Except as specifically amended by this letter agreement, the provisions of the August 1997 Letter and the Plan remain in full force and effect.

                                      * * *

        Please acknowledge your agreement with the terms of Sections 1, 2, and 3 of this letter, and your consent to the modification of the August 1997 Letter and to your rights under the Plan effected hereby, by signing your name in the space provided below and faxing or otherwise returning a copy of this letter to Tom Petry so that it is received not later than the close of business on Friday, February 20, 1998. If you fax the letter, please promptly send the executed copy by overnight delivery service to Tom Petry. If you have any questions concerning this letter, the August 1997 Letter or the Plan, or need copies of the earlier documents, please contact Dave Evans at 513-629-2529.

                                               Sincerely yours,

                                               Eagle-Picher Industries, Inc.

                                                   /s/ DARIUS W. GASKINS, JR.
                                                   ---------------------------
                                                By: Darius W. Gaskins, Jr.
                                                    Chairman of the Compensation
                                                    Committee

Acknowledged, Agreed and Consented to:

/s/ ANDRIES RUIJSSENAARS
---------------------------------------
Andries Ruijssenaars

Date: Feb. 20, 1998
----------------------------------

                               [E-P LOGO]

                          EAGLE-PICHER INDUSTRIES, INC.
                                580 WALNUT STREET
                               CINCINNATI, OH 45202

                                                     February 18, 1998

Mr. Wayne R. Wickens
7470 Pinehurst
Cincinnati, Ohio 45244

Dear Wayne:

        As the closing date for the merger of Eagle-Picher Industries, Inc. (the "Company") with an affiliate of Granaria Holdings B.V. (the "Buyer") approaches, the Company and the Buyer have reviewed the Company's Short Term Sale Program (the "Program") in light of the actual terms of the acquisition. As you will recall, the Program was implemented in August 1997 in order to provide an incentive to senior management to pursue a sale of the Company on favorable terms and to promote a successful transition to new ownership. At the time the Program was designed, the structure of the acquisition was unknown, so the Program was written in general and flexible terms. As the specific terms of the acquisition are being finalized, the Company's Board of Directors and the Compensation Committee have concluded that two relatively minor changes to the Program would be of substantial benefit to the Company and the Buyer. This letter describes the changes to the Program, and asks you to agree and consent to those changes implemented in the amendments set forth in Sections 1, 2, and 3 below.

        The changes to the Program would affect the initial half of the Stay Put Bonus and the Sale Incentive Bonus, each of which is payable following a Change in Control and if certain other conditions are met, as specified in the Letter Agreement dated August 5, 1997 between the Company and you (the "August 1997 Letter") and in the Company's Sale Incentive Bonus Plan (the "Plan"). The changes would require that, if the initial half of the Stay Put Bonus and/or the Sale Incentive Bonus otherwise become payable upon a Change in Control in accordance with the August 1997 Letter and the Plan, such awards would be paid out only if you continue to be employed by the Company for 30 days after the Change in Control; you would be subject to a risk of forfeiture of these awards during the 30-day period, but only if you voluntarily terminate your employment with the Company or if the Company terminates your employment for Cause (as defined in the August 1997 Letter and Plan). These continued service terms are in effect the same as those that apply during the two-year period following the Change in Control as a condition to earning the remainder of the Stay Put Bonus. Under the current terms of the August 1997 Letter and the Plan, the initial half of the Stay Put Bonus would become payable ten days after the Change in Control, and the Sale Incentive Bonus would become payable promptly following the Committee's determination of the "Present Value After-Tax Proceeds" of the transaction to the Company's shareholder. You also would earn the initial half of the Stay Put Bonus if no Change in Control occurs before June 30, 1998 and other conditions are met, which right is unaffected by the amendments set forth in this letter agreement.

        At present, it appears that the Committee will be unable to make a final determination of the amount of "Present Value After-Tax Proceeds" for a period of time following the expected closing date, until certain tax issues raised in an IRS audit can be resolved. In consideration of your agreement to the changes proposed herein, the Committee hereby commits that it will make a good faith determination as to the extent of the Sale Incentive Bonus not in issue as a result of such audit, and pay such amount upon the completion of the 30-day period and in accordance with the August 1997 Letter and Plan, as amended by this letter agreement. A final amount, if any, will be paid promptly following the conclusion of the IRS audit.

1. AMENDMENT TO AUGUST 1997 LETTER. The August 1997 Letter is hereby amended by adding, at the end of Section 1(a) (captioned "Initial Stay Put Bonus"), the following:

        Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined in Section 1(b) below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Initial Stay Put Bonus will be paid to you by the Company on the 30th day following the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined in Section 1(b) below), prior to such date; in the event of such a voluntary termination by you or involuntary termination for Cause prior to the end of such 30-day period, your Initial Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Initial Stay Put Bonus, if any, will be paid to you by the Company on the 30th day following the Change in Control.

2. AMENDMENT TO THE PLAN. Section 4 of the Plan (captioned "Sale Incentive Bonus"), the terms of which are incorporated into the August 1997 Letter, has been amended to add the following language at the end of the current provision:

        Notwithstanding the foregoing, in the event the Participant is offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Sale Incentive Bonus will be payable by the Company not earlier than the 30th day following the Change in Control provided the Participant has not voluntarily terminated his or her employment with the New Employer (regardless of whether the Participant was then eligible to receive retirement benefits), or been involuntarily terminated for Cause, prior to the end of such 30-day period; in the event of such a voluntary termination by the Participant or involuntary termination for Cause prior to the end of such 30-day period, the Participant's Sale Incentive Bonus will be forfeited. In the event such Participant's employment with the New Employer is terminated within 30 days following the Change in Control for any reason other than the

        Participant's voluntary termination of employment or involuntary termination of employment for Cause, the Participant's Sale Incentive Bonus, if any, will be paid by the Company on the later of the 30th day following the Change in Control or the date such Sale Incentive Bonus otherwise would be payable under the second sentence of this Section 4. For purposes of this Plan, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to the Participant immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to the Participant immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than the Participant's salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from the Participant's principal place of employment immediately prior to the Change in Control.

Section 5(i) of the Plan has been amended to add the following language at the end of the current provision:

        The Plan has been amended by the Board, and such amendment approved by the Trust as the Company's sole shareholder (including for purposes of Section 280G(b)(5) of the Internal Revenue Code), effective as of February 18, 1998.

3. INTERPRETATION OF PROVISIONS OF THE AUGUST 1997 LETTER, THE PLAN, AND THIS LETTER AGREEMENT. For purposes of the August 1997 Letter, the Plan, and this letter agreement, termination of your employment due to death or disability after the Change in Control will not constitute a voluntary termination of employment by you or an involuntary termination of employment by the Company for Cause, and termination of your employment by you for "Good Reason," as defined in the Employment Agreement between you and the Company, will not constitute a voluntary termination of employment by you. Except as specifically amended by this letter agreement, the provisions of the August 1997 Letter and the Plan remain in full force and effect.

                                      * * *

        Please acknowledge your agreement with the terms of Sections 1, 2, and 3 of this letter, and your consent to the modification of the August 1997 Letter and to your rights under the Plan effected hereby, by signing your name in the space provided below and faxing or otherwise returning a copy of this letter to Tom Petry so that it is received not later than the close of business on Friday, February 20, 1998. If you fax the letter, please promptly send the executed copy by overnight delivery service to Tom Petry. If you have any questions concerning this letter, the August 1997 Letter or the Plan, or need copies of the earlier documents, please contact Dave Evans at 513-629-2529.

                                               Sincerely yours,

                                               Eagle-Picher Industries, Inc.

                                                   /s/ DARIUS W. GASKINS, JR.
                                                   ---------------------------
                                                By: Darius W. Gaskins, Jr.
                                                    Chairman of the Compensation
                                                    Committee

Acknowledged, Agreed and Consented to:

/s/ WAYNE R. WICKENS
---------------------------------------
Wayne R. Wickens

Date: Feb. 20, 1998
----------------------------------